Cincinnati Financial Corporation

Supplemental Financial Data

September 30, 2005

Third Quarter

6200 South Gilmore Road

Fairfield, Ohio 45014-5141

www.cinfin.com/investors

Investor Contact:	Media Contact:		Shareholder Contact:
Heather J. Wietzel	Joan O. Shevchik		Jerry L. Litton
(513) 870-2768	(513) 603-5323		(513) 870-2639

Cincinnati Financial Corporation
	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Corporate Debt	aa-	A+	A2	A

The Cincinnati Insurance Companies

	A.M. Best	Fitch	Moody’s	Standard & Poor’s

Property Casualty Group	A++	--	Aa3	AA-
The Cincinnati Insurance Company	A++	AA	Aa3	AA-
The Cincinnati Indemnity Company	A++	AA	Aa3	AA-
The Cincinnati Casualty Company	A++	AA	Aa3	AA-

The Cincinnati Life Insurance Company	A+	AA	--	AA-

Ratings are as of November 1, 2005, under continuing review and subject to change and/or affirmation. For the latest ratings, select the Ratings tab on www.cinfin.com/investors.

The consolidated financial statements and financial exhibits that follow are unaudited.  These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included in the Annual Report on Form 10-K for 2004. The results of operations for interim periods should be considered indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Third Quarter 2005

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
Consolidated Statements of Income	5
CFC and Subsidiary Consolidation – Nine Months Ended September 30, 2005	6
CFC and Subsidiary Consolidation – Nine Months Ended September 30, 2004	7
CFC and Subsidiary Consolidation – Three Months Ended September 30, 2005	8
CFC and Subsidiary Consolidation – Three Months Ended September 30, 2004	9
Consolidated Balance Sheets	10
10-Year Net Income Reconciliation	11
Quarterly Net Income Reconciliation	12
Top Holdings -- Common Stocks	13

Property Casualty Insurance Operations
GAAP Statements of Income	14
Statutory Statements of Income	15
Statutory Quarterly Analysis – Consolidated	16
Statutory Quarterly Analysis – Commercial Lines	17
Statutory Quarterly Analysis – Personal Lines	18
Direct Written Premiums by Line of Business and State	19
Quarterly Property Casualty Data – Line of Business	20

Reconciliation Data
11-Year Property Casualty Data – Consolidated	21
6-Year Property Casualty Data – Commercial Lines	22
6-Year Property Casualty Data – Personal Lines	23
Quarterly Property Casualty Data – Consolidated	24
Quarterly Property Casualty Data – Commercial Lines	25
Quarterly Property Casualty Data – Personal Lines	26

Life Insurance Operations
GAAP Statements of Income	27
Statutory Statements of Income	28
Expenses as a Percentage of Premium	29

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

(See attached tables for 2005 and 2004 data, prior-period reconciliations available at www.cinfin.com/investors.)

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments – when analyzing both GAAP and certain non-GAAP measures may improve understanding of trends in the underlying business, helping avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•

Operating income: Operating income (readers also may have seen this measure defined as net income before realized investment gains and losses) is calculated by excluding net realized investment gains and losses from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•

Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•

Written premium: Under statutory accounting rules, written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•

Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

•

Codification: Adoption of Codification of Statutory Accounting Principles was required for Ohio-based insurance companies effective January 1, 2001. The adoption of Codification changed the manner in which the company recognized statutory property casualty written premiums. As a result, 2001 statutory written premiums included $402 million to account for unbooked premiums related to policies with effective dates prior to January 1, 2001. To better assess ongoing business trends, management excludes this $402 million when analyzing written premiums and statutory ratios that make use of written premiums.

•

Life insurance gross written premiums: In analyzing the life insurance company’s gross written premiums, management excludes five larger, single-pay life insurance policies (bank-owned life insurance or BOLIs) written in 2004, 2002, 2000 and 1999 to focus on the trend in premiums written through the independent agency distribution channel.

•

One-time charges or adjustments: Management analyzes earnings and profitability excluding the impact of one-time items.

o

In 2003, as the result of a settlement negotiated with a vendor, pretax results included the recovery of $23 million of the $39 million one-time, pretax charge incurred in 2000.

o

In 2000, the company recorded a one-time charge of $39 million, pre-tax, to write down previously capitalized costs related to the development of software to process property casualty policies.

o

In 2000, the company earned $5 million in interest in the first quarter from a $303 million single-premium BOLI policy that was booked at the end of 1999 and segregated as a separate account effective April 1, 2000. Investment income and realized investment gains and losses from separate accounts generally accrue directly to the contract holder and, therefore, are not included in the company’s consolidated financials.

2005 Third-Quarter Supplement

Cincinnati Financial Corporation
Quick Reference - Third Quarter 2005
(all data shown is for the three months ended or as of September 30, 2005)
(Based on reported data - see Pages 24-26 for adjusted data)
(Dollars in millions except share data)
Revenues:		Benefits and expenses:
Commercial lines net written premiums	$546	Commercial lines losses	$360
Year-over-year percentage change	2.6%	Year-over-year percentage change	8.0%
Personal lines net written premiums	$215	Personal lines losses	$141
Year-over-year percentage change	(0.9)%	Year-over-year percentage change	(16.3)%
Property casualty net written premiums	$761	Property casualty losses	$501
Year-over-year percentage change	1.6%	Year-over-year percentage change	(0.2)%
Commercial lines net earned premiums	$564	Life and accident and health losses and policy benefits	$27
Year-over-year percentage change	4.9%	Year-over-year percentage change	16.8%
Personal lines net earned premiums	$201	Operating expenses	$252
Year-over-year percentage change	2.8%	Year-over-year percentage change	9.5%
Property casualty net earned premiums	$765	Interest expenses	$13
Year-over-year percentage change	4.4%	Year-over-year percentage change	21.0%
Life and accident and health net earned premiums	$25	Total expenses	$793
Year-over-year percentage change	0.2%	Year-over-year percentage change	3.5%
Investment income	$134	Income before income taxes	$151
Year-over-year percentage change	7.7%	Year-over-year percentage change	33.8%
Realized gains on investments	$16	Total income tax	$34
Year-over-year percentage change	339.2%	Year-over-year percentage change	49.1%
Other income	$4	Effective tax rate	22.6%
Year-over-year percentage change	28.3%
Total revenues	$944
Year-over-year percentage change	7.4%	Ratios:

Income:		Commercial lines GAAP combined ratio	95.2%
		Personal lines GAAP combined ratio	100.5%
Operating income	$107	Property casualty GAAP combined ratio	96.6%
Year-over-year percentage change	13.5%
Net realized investment gains and losses	$10	Commercial lines STAT combined ratio	95.5%
Year-over-year percentage change	318.7%	Personal lines STAT combined ratio	99.9%
Net income	$117	Property casualty STAT combined ratio	96.6%
Year-over-year percentage change	30.0%
		Return on equity based upon net income (annualized)	9.1%
Per share: (diluted)		Return on equity based upon operating income (annualized)	7.1%

Operating income	$0.61	Balance Sheet:
Year-over-year percentage change	15.1%
Net realized investment gains and losses	$0.05	Fixed maturity investments	$5,517
Year-over-year percentage change	266.7%	Equity securities	7,031
Net income	$0.66	Other invested assets	43
Year-over-year percentage change	32.0%	Total invested assets	$12,591
Book value	$34.43
Year-over-year percentage change	(0.2)%	Property casualty and life loss and loss expense reserves	$3,706
Weighted average shares -- diluted	176,806,267	Total debt	$791
Year-over-year percentage change	(0.9)%	Shareholders equity	$6,015

2005 Third-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2005	2004	Change	% Change	2005	2004	Change	% Change
Revenues:
Premiums earned:
Property casualty	$ 816,434,954	$ 786,917,106	$ 29,517,848	3.75	$ 2,418,228,387	$ 2,297,994,414	$ 120,233,973	5.23
Life	33,816,806	32,245,910	1,570,896	4.87	103,387,385	96,585,216	6,802,169	7.04
Accident health	1,640,686	1,548,187	92,499	5.97	4,729,937	4,521,971	207,966	4.60
Premiums ceded	(61,598,673)	(62,620,693)	1,022,020	1.63	(165,607,399)	(156,941,401)	(8,665,998)	(5.52)
Total premiums earned	790,293,773	758,090,509	32,203,264	4.25	2,360,738,310	2,242,160,200	118,578,110	5.29
Investment income	133,717,730	124,140,703	9,577,027	7.71	390,084,902	364,963,470	25,121,432	6.88
Realized gain on investments	15,956,443	(6,671,082)	22,627,525	339.19	37,641,729	55,136,224	(17,494,495)	(31.73)
Other income	4,520,198	3,523,805	996,393	28.28	12,114,228	9,925,887	2,188,341	22.05
Total revenues	$ 944,488,144	$ 879,083,935	$ 65,404,209	7.44	$ 2,800,579,169	$ 2,672,185,781	$ 128,393,388	4.80

Benefits & expenses:
Losses & policy benefits	$ 591,433,357	$ 639,046,960	$ (47,613,603)	(7.45)	$ 1,628,467,395	$ 1,625,371,173	$ 3,096,222	0.19
Reinsurance recoveries	(63,310,660)	(114,012,876)	50,702,216	44.47	(158,538,599)	(200,988,742)	42,450,143	21.12
Commissions	160,017,630	157,078,451	2,939,179	1.87	476,232,758	468,459,051	7,773,707	1.66
Other operating expenses	73,788,697	63,177,460	10,611,237	16.80	213,291,931	191,900,202	21,391,729	11.15
Interest expense	13,137,277	10,861,685	2,275,592	20.95	38,984,112	27,472,865	11,511,247	41.90
Taxes, licenses & fees	16,941,631	15,394,809	1,546,822	10.05	52,064,735	54,853,815	(2,789,080)	(5.08)
Incr deferred acq expense	(4,753,685)	(5,838,127)	1,084,442	18.58	(23,578,132)	(29,473,413)	5,895,281	20.00
Other expenses	5,906,680	307,123	5,599,557	1,823.23	11,942,231	6,349,904	5,592,327	88.07
Total expenses	$ 793,160,927	$ 766,015,485	$ 27,145,442	3.54	$ 2,238,866,431	$ 2,143,944,855	$ 94,921,576	4.43
Income before income taxes	$ 151,327,217	$ 113,068,450	$ 38,258,767	33.84	$ 561,712,738	$ 528,240,926	$ 33,471,812	6.34

Provision for income taxes:
Current operating income	$ 12,662,082	$ 32,119,728	$ (19,457,646)	(60.58)	$ 112,001,886	$ 100,995,053	$ 11,006,833	10.90
Current realized investments gains and losses	6,181,378	(2,200,934)	8,382,312	380.85	13,827,830	19,220,789	(5,392,959)	(28.06)
Deferred	15,338,400	(6,987,350)	22,325,750	319.52	16,584,928	16,449,850	135,078	0.82
Total income taxes	$ 34,181,860	$ 22,931,444	$ 11,250,416	49.06	$ 142,414,644	$ 136,665,692	$ 5,748,952	4.21

Net income	$ 117,145,357	$ 90,137,007	$ 27,008,351	29.96	$ 419,298,094	$ 391,575,234	$ 27,722,860	7.08
Comprehensive net income	$ (58,836,741)	$ 37,957,707	$ (96,794,448)	(255.01)	$ (38,825,775)	$ 33,427,147	$ (72,252,922)	(216.15)

Operating income	$ 107,370,292	$ 94,607,155	$ 12,763,137	13.49	$ 395,484,195	$ 355,659,799	$ 39,824,396	11.20
Net realized investments gains and losses	$ 9,775,065	$ (4,470,148)	$ 14,245,213	318.67	$ 23,813,899	$ 35,915,435	$ (12,101,536)	(33.69)

Net income per share:
Operating income	$ 0.61	$ 0.53	$ 0.08	15.09	$ 2.26	$ 2.02	$ 0.24	11.88
Net realized investments gains and losses	0.06	(0.02)	0.08	400.00	0.13	0.20	(0.07)	(35.00)
Net income per share (basic)	$ 0.67	$ 0.51	$ 0.16	31.37	$ 2.39	$ 2.22	$ 0.17	7.66
Operating income	$ 0.61	$ 0.53	$ 0.08	15.09	$ 2.23	$ 1.99	$ 0.24	12.06
Net realized investments gains and losses	0.05	(0.03)	0.08	266.67	0.14	0.20	(0.06)	(30.00)
Net income per share (diluted)	$ 0.66	$ 0.50	$ 0.16	32.00	$ 2.37	$ 2.19	$ 0.18	8.22
Dividends per share:
Paid	$ 0.3050	$ 0.2620	$ 0.0430	16.41	$ 0.8570	$ 0.7600	$ 0.0970	12.76
Declared	$ 0.3050	$ 0.2620	$ 0.0430	16.41	$ 0.9000	$ 0.7700	$ 0.1300	16.88
Number of shares:
Weighted avg - basic	174,811,150	176,560,275	(1,749,125)	(0.99)	175,194,545	176,655,084	(1,460,539)	(0.83)
Weighted avg - diluted	176,806,267	178,402,767	(1,596,500)	(0.89)	177,212,677	178,546,137	(1,333,460)	(0.75)

2005 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$ 2,418,228,387	$ 0	$ 2,418,671,941	$ 0	$ 0	$ 0	$ (443,554)
Life	103,387,385	0	0	103,387,385	0	0	0
Accident health	4,729,937	0	0	4,729,937	0	0	0
Premiums ceded	(165,607,399)	0	(135,659,874)	(29,947,525)	0	0	0
Total earned premium	2,360,738,310	0	2,283,012,067	78,169,797	0	0	(443,554)
Investment income	390,084,902	64,294,291	250,431,732	73,310,458	798,193	97,329	1,152,899
Realized gain on investments	37,641,729	843,339	28,137,043	7,356,820	0	(79,278)	1,383,805
Other income	12,114,228	9,318,419	2,448,898	2,545,788	7,274,534	1,689,454	(11,162,865)
Total revenues	$ 2,800,579,169	$ 74,456,049	$ 2,564,029,740	$ 161,382,863	$ 8,072,727	$ 1,707,505	$ (9,069,715)

Benefits & expenses:
Losses & policy benefits	$ 1,628,467,395	$ 0	$ 1,501,898,504	$ 128,224,954	$ 0	$ 0	$ (1,656,063)
Reinsurance recoveries	(158,538,599)	0	(107,171,591)	(51,367,008)	0	0	0
Commissions	476,232,758	0	450,455,747	25,777,011	0	0	0
Other operating expenses	213,291,931	15,702,843	185,451,011	17,860,479	2,851,948	318,173	(8,892,523)
Interest expense	38,984,112	39,002,632	0	0	1,039,313	0	(1,057,833)
Taxes, licenses & fees	52,064,735	(578,709)	49,018,411	3,172,446	424,839	27,748	0
Incr deferred acq expenses	(23,578,132)	0	(13,811,253)	(9,766,879)	0	0	0
Other expenses	11,942,231	0	11,942,123	108	0	0	0
Total expenses	$ 2,238,866,431	$ 54,126,766	$ 2,077,782,952	$ 113,901,111	$ 4,316,100	$ 345,921	$ (11,606,419)

Income before income taxes	$ 561,712,738	$ 20,329,283	$ 486,246,788	$ 47,481,752	$ 3,756,627	$ 1,361,584	$ 2,536,704

Provision for income taxes:
Current operating income	$ 112,001,886	$ (13,972,411)	$ 115,007,157	$ 9,098,378	$ 1,387,999	$ 480,763	$ -
Current capital gains/losses	13,827,830	607,712	10,674,562	2,574,887	0	(29,331)	0
Deferred	16,584,928	5,960,537	5,678,335	4,338,680	(282,595)	2,125	887,846
Total income tax	$ 142,414,644	$ (7,404,162)	$ 131,360,054	$ 16,011,945	$ 1,105,404	$ 453,557	$ 887,846

Net income - current year	$ 419,298,094	$ 27,733,445	$ 354,886,734	$ 31,469,807	$ 2,651,223	$ 908,027	$ 1,648,858

Net income - prior year	$ 391,575,234	$ 68,027,300	$ 386,869,008	$ 23,966,096	$ 788,358	$ 894,629	$ (88,970,157)

Change in net income	7.1%	-59.2%	-8.3%	31.3%	236.3%	1.5%

2005 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2004

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$ 2,297,994,414	$ 0	$ 2,298,279,684	$ 0	$ 0	$ 0	$ (285,270)
Life	96,585,216	0	0	96,585,216	0	0	0
Accident health	4,521,971	0	0	4,521,971	0	0	0
Premiums ceded	(156,941,401)	0	(132,591,184)	(24,350,217)	0	0	0
Total earned premium	2,242,160,200	0	2,165,688,500	76,756,970	0	0	(285,270)
Investment income	364,963,470	86,012,306	208,528,625	67,618,962	1,234,129	59,129	1,510,319
Realized gain on investments	55,136,225	17,226,338	176,041,036	264,667	0	(8,333)	(138,387,484)
Other income	9,925,887	7,842,370	2,435,740	2,298,803	6,612,185	1,577,423	(10,840,634)
Total revenues	$ 2,672,185,782	$ 111,081,014	$ 2,552,693,901	$ 146,939,402	$ 7,846,314	$ 1,628,219	$ (148,003,069)

Benefits & expenses:
Losses & policy benefits	$ 1,625,371,173	$ 0	$ 1,499,593,455	$ 127,425,941	$ 0	$ 0	$ (1,648,223)
Reinsurance recoveries	(200,988,742)	0	(144,696,750)	(56,291,992)	0	0	0
Commissions	468,459,051	0	444,980,655	23,478,396	0	0	0
Other operating expenses	191,900,202	12,879,902	166,772,354	18,269,610	2,366,764	255,250	(8,643,678)
Interest expense	27,472,865	24,366,276	0	0	3,940,592	0	(834,003)
Taxes, licenses & fees	54,853,815	1,257,002	50,161,626	3,086,730	328,767	19,690	0
Incr deferred acq expenses	(29,473,413)	0	(24,418,123)	(5,055,290)	0	0	0
Other expenses	6,349,904	0	6,349,799	105	0	0	0
Total expenses	$ 2,143,944,855	$ 38,503,180	$ 1,998,743,016	$ 110,913,500	$ 6,636,123	$ 274,940	$ (11,125,904)

Income before income taxes	$ 528,240,927	$ 72,577,834	$ 553,950,885	$ 36,025,902	$ 1,210,191	$ 1,353,279	$ (136,877,165)

Provision for income taxes:
Current operating income	$ 100,995,053	$ (23,004,227)	$ 64,095,695	$ 9,184,164	$ 1,823,714	$ 460,088	$ 48,435,619
Current capital gains/losses	19,220,789	5,398,844	62,167,847	92,634	0	(2,917)	(48,435,619)
Deferred	16,449,850	22,155,917	40,818,335	2,783,008	(1,401,881)	1,479	(47,907,008)
Total income tax	$ 136,665,692	$ 4,550,534	$ 167,081,877	$ 12,059,806	$ 421,833	$ 458,650	$ (47,907,008)

Net income - current year	$ 391,575,234	$ 68,027,300	$ 386,869,008	$ 23,966,096	$ 788,358	$ 894,629	$ (88,970,157)

Net income - prior year	$ 244,660,606	$ 48,313,593	$ 179,110,244	$ 14,451,297	$ 2,013,693	$ 771,779	$ -

Change in net income	60.0%	40.8%	116.0%	65.8%	-60.9%	15.9%

2005 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2005

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$ 816,434,954	$ 0	$ 816,500,613	$ 0	$ 0	$ 0	$ (65,659)
Life	33,816,806	0	0	33,816,806	0	0	0
Accident health	1,640,686	0	0	1,640,686	0	0	0
Premiums ceded	(61,598,673)	0	(51,311,141)	(10,287,532)	0	0	0
Total earned premium	790,293,773	0	765,189,472	25,169,960	0	0	(65,659)
Investment income	133,717,730	21,972,750	86,697,604	24,913,462	15,175	34,276	84,463
Realized gain on investments	15,956,443	2,927,373	12,669,320	(288,018)	0	(87,334)	735,102
Other income	4,520,198	3,417,095	797,963	951,468	2,532,634	576,653	(3,755,615)
Total revenues	$ 944,488,144	$ 28,317,218	$ 865,354,359	$ 50,746,872	$ 2,547,809	$ 523,595	$ (3,001,709)

Benefits & expenses:
Losses & policy benefits	$ 591,433,357	$ 0	$ 542,942,994	$ 49,044,146	$ 0	$ 0	$ (553,783)
Reinsurance recoveries	(63,310,660)	0	(41,513,881)	(21,796,779)	0	0	0
Commissions	160,017,630	0	151,232,688	8,784,942	0	0	0
Other operating expenses	73,788,697	5,799,521	63,480,451	6,596,022	694,285	107,367	(2,888,949)
Interest expense	13,137,277	13,152,236	0	0	363,583	0	(378,542)
Taxes, licenses & fees	16,941,631	(929,793)	16,707,845	1,021,334	132,745	9,500	0
Incr deferred acq expenses	(4,753,685)	0	230,422	(4,984,107)	0	0	0
Other expenses	5,906,680	0	5,906,680	0	0	0	0
Total expenses	$ 793,160,927	$ 18,021,964	$ 738,987,199	$ 38,665,558	$ 1,190,613	$ 116,867	$ (3,821,274)

Income before income taxes	$ 151,327,217	$ 10,295,254	$ 126,367,160	$ 12,081,314	$ 1,357,196	$ 406,728	$ 819,565

Provision for income taxes:
Current operating income	$ 12,662,082	$ (2,741,890)	$ 12,002,070	$ 2,852,503	$ 385,645	$ 163,754	$ 0
Current capital gains/losses	6,181,378	1,050,982	5,260,859	(100,806)	0	(29,657)	0
Deferred	15,338,400	418,860	13,529,713	1,214,805	(114,101)	2,276	286,847
Total income tax	$ 34,181,860	$ (1,272,048)	$ 30,792,642	$ 3,966,502	$ 271,544	$ 136,373	$ 286,847

Net income - current year	$ 117,145,357	$ 11,567,302	$ 95,574,518	$ 8,114,812	$ 1,085,652	$ 270,355	$ 532,718

Net income - prior year	$ 90,137,006	$ 20,784,242	$ 63,289,855	$ 5,309,501	$ (642,790)	$ 323,168	$ 1,073,030

Change in net income	30.0%	-44.3%	51.0%	52.8%	-268.9%	-16.3%

2005 Third-Quarter Supplement

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2004

	Total	CFC	CIC GROUP	CLIC	CFC-I	CINFIN	ELIM
Revenues:
Premiums earned:
Property casualty	$ 786,917,106	$ 0	$ 787,202,376	$ 0	$ 0	$ 0	$ (285,270)
Life	32,245,910	0	0	32,245,910	0	0	0
Accident health	1,548,187	0	0	1,548,187	0	0	0
Premiums ceded	(62,620,693)	0	(53,944,903)	(8,675,790)	0	0	0
Total earned premium	758,090,510	0	733,257,473	25,118,307	0	0	(285,270)
Investment income	124,140,702	20,582,861	78,095,846	23,492,062	436,439	23,175	1,510,319
Realized gain on investments	(6,671,083)	9,063,740	(11,441,906)	(4,434,202)	0	790	140,495
Other income	3,523,806	2,737,254	938,829	815,238	2,278,218	539,518	(3,785,251)
Total revenues	$ 879,083,935	$ 32,383,855	$ 800,850,242	$ 44,991,405	$ 2,714,657	$ 563,483	$ (2,419,707)

Benefits & expenses:
Losses & policy benefits	$ 639,046,959	$ 0	$ 593,345,401	$ 46,255,549	$ 0	$ 0	$ (553,991)
Reinsurance recoveries	(114,012,876)	0	(91,079,847)	(22,933,029)	0	0	0
Commissions	157,078,451	0	149,012,293	8,066,158	0	0	0
Other operating expenses	63,177,461	3,689,069	55,919,837	5,826,212	766,377	70,637	(3,094,671)
Interest expense	10,861,685	8,356,164	0	0	2,927,381	0	(421,860)
Taxes, licenses & fees	15,394,808	169,006	14,199,025	1,002,316	17,898	6,563	0
Incr deferred acq expenses	(5,838,127)	0	(4,737,088)	(1,101,039)	0	0	0
Other expenses	307,123	0	307,123	0	0	0	0
Total expenses	$ 766,015,484	$ 12,214,239	$ 716,966,744	$ 37,116,167	$ 3,711,656	$ 77,200	$ (4,070,522)

Income before income taxes	$ 113,068,451	$ 20,169,616	$ 83,883,498	$ 7,875,238	$ (996,999)	$ 486,283	$ 1,650,815

Provision for income taxes:
Current operating income	$ 80,604,520	$ (574,769)	$ 28,558,955	$ 3,399,811	$ 622,442	$ 162,462	$ 48,435,619
Current capital gains/losses	(2,200,933)	2,752,769	(3,451,182)	(1,551,970)	0	276	49,174
Deferred	(55,472,143)	(2,792,626)	(4,514,130)	717,895	(976,651)	377	(47,907,008)
Total income tax	$ 22,931,444	$ (614,626)	$ 20,593,643	$ 2,565,736	$ (354,209)	$ 163,115	$ 577,785

Net income - current year	$ 90,137,007	$ 20,784,242	$ 63,289,855	$ 5,309,502	$ (642,790)	$ 323,168	$ 1,073,030

Net income - prior year	$ 103,558,129	$ 23,796,060	$ 70,502,705	$ 8,199,172	$ 792,459	$ 267,732	$ 1

Change in net income	-13.0%	-12.7%	-10.2%	(35.2%)	-181.1%	20.7%

2005 Third-Quarter Supplement

Cincinnati Financial Corporation
Consolidated Balance Sheets

(Dollars in millions except per share data)	September 30,	December 31,
	2005	2004
	(unaudited)
Assets
Investments
Fixed maturities, at fair value (amortized cost: 2005—$5,377; 2004—$4,854)	$5,517	$5,141
Equity securities, at fair value (cost: 2005—$2,043; 2004—$1,945)	7,031	7,498
Other invested assets	43	38
Cash	98	306
Investment income receivable	114	107
Finance receivable	100	95
Premiums receivable	1,163	1,119
Reinsurance receivable	711	680
Prepaid reinsurance premiums	14	15
Deferred policy acquisition costs	431	400
Property and equipment, net, for company use (accumulated depreciation: 2005—$226; 2004—$206)	167	156
Other assets	108	75
Separate accounts	487	477
Total assets	$15,984	$16,107

Liabilities
Insurance reserves
Losses and loss expense	$3,706	$3,549
Life policy reserves	1,337	1,194
Unearned premiums	1,606	1,539
Other liabilities	438	474
Deferred income tax	1,604	1,834
Notes payable	0	0
6.125% senior debenture due 2034	371	371
6.90% senior debenture due 2028	28	420
6.92% senior debenture due 2028	392	0
Separate accounts	487	477
Total liabilities	9,969	9,858

Shareholders' equity
Common stock, par value-$2 per share; authorized: 2005-500 million shares, 2004- 200 million shares; issued: 2005-194 million shares, 2004-185 million shares	389	370
Paid-in capital	965	618
Retained earnings	1,958	2,057
Accumulated other comprehensive income-unrealized gains on investments and derivatives	3,329	3,787
Treasury stock at cost (2005—19 million shares, 2004—18 million shares)	(626)	(583)
Total shareholders' equity	6,015	6,249
Total liabilities and shareholders' equity	$15,984	$16,107

2005 Third-Quarter Supplement

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995

Net income	$584	$374	$238	$193	$118	$255	$242	$299	$224	$227
One-time item	0	15	0	0	(25)	0	0	0	0	0
Net income before one-time item	584	359	238	193	143	255	242	299	224	227
Net realized investment gains and losses	60	(27)	(62)	(17)	(2)	0	43	45	31	20
Operating income before one-time item	524	386	300	210	145	255	199	254	193	207
Less catastrophe losses	(96)	(63)	(57)	(42)	(33)	(24)	(61)	(17)	(42)	(18)
Operating income before catastrophe losses and one-time item	$620	$449	$357	$252	$178	$279	$260	$271	$235	$225

Diluted per share data
Net income	$3.28	$2.10	$1.32	$1.08	$0.67	$1.37	$1.28	$1.61	$1.17	$1.19
One-time item	0.00	0.09	0.00	0.00	(0.14)	0.00	0.00	0.00	0.00	0.00
Net income before one-time item	3.28	2.01	1.32	1.07	0.81	1.37	1.28	1.61	1.17	1.19
Net realized investment gains and losses	0.35	(0.15)	(0.34)	(0.10)	(0.01)	0.00	0.23	0.26	0.16	0.10
Operating income before one-time item	2.93	2.16	1.67	1.17	0.82	1.37	1.05	1.35	1.01	1.09
Less catastrophe losses	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)	(0.13)	(0.32)	(0.13)	(0.33)	(0.14)
Operating income before catastrophe losses and one-time item	$3.47	$2.51	$1.98	$1.40	$1.00	$1.50	$1.37	$1.49	$1.35	$1.23

Return on equity
Return on average equity	9.4%	6.3%	4.1%	3.2%	2.1%	4.6%	4.7%	7.6%	7.7%	9.9%
One-time item	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0
Return on average equity before one-time item	9.4%	6.0%	4.1%	3.2%	2.5%	4.6%	4.7%	7.6%	7.7%	9.9%

Return on equity based on comprehensive income
ROE based on comprehensive income	4.6%	13.8%	(4.0)%	2.5%	13.1%	1.9%	19.6%	42.6%	20.3%	34.2%
One-time item	0.0	(0.3)	0.0	0.0	0.4	0.0	0.0	0.0	0.0	0.0
ROE based on comprehensive income before one-time item	4.6%	13.5%	(4.0)%	2.5%	13.5%	1.9%	19.6%	42.6%	20.3%	34.2%

Investment income, net of expenses	$492	$465	$445	$421	$415	$387	$368	$349	$327	$300
BOLI	0	0	0	0	(5)	0	0	0	0	0
Investment income before BOLI	$492	$465	$445	$421	$410	$387	$368	$349	$327	$300

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

2005 Third-Quarter Supplement

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(In millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004

Net income		$117	$158	$144	$192	$90	$155	$146	$302	$301	$419	$392		$584
One-time item		0	0	0	0	0	0	0	0	0	0	0		0
Net income before one-time item		117	158	144	192	90	155	146	302	301	419	392		584
Net realized investment gains and losses		10	8	6	24	(5)	36	4	14	40	24	36		60
Operating income before one-time item		107	150	138	168	95	119	142	288	261	395	356		524
Less catastrophe losses		(43)	(9)	(2)	(10)	(56)	(30)	0	(11)	(30)	(54)	(86)		(96)
Operating income before catastrophe losses and one-time item		$150	$159	$140	$178	$151	$149	$142	$299	$291	$449	$442		$620

Diluted per share data
Net income		$0.66	$0.89	$0.81	$1.09	$0.50	$0.87	$0.82	$1.70	$1.77	$2.37	$2.19		$3.28
One-time item		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00		0.00
Net income before one-time item		0.66	0.89	0.81	1.09	0.50	0.87	0.82	1.70	1.77	2.37	2.19		3.28
Net realized investment gains and losses		0.05	0.05	0.03	0.14	(0.03)	0.20	0.03	0.08	0.24	0.14	0.20		0.35
Operating income before one-time item		0.61	0.84	0.78	0.95	0.53	0.67	0.79	1.62	1.53	2.23	1.99		2.93
Less catastrophe losses		(0.24)	(0.05)	(0.01)	(0.06)	(0.31)	(0.17)	0.00	(0.06)	(0.18)	(0.30)	(0.48)		(0.54)
Operating income before catastrophe losses and one-time item		$0.85	$0.89	$0.79	$1.10	$0.84	$0.84	$0.79	$1.68	$1.71	$2.53	$2.47		$3.47

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2005 Third-Quarter Supplement

Cincinnati Financial Corporation
Top Holdings – Common Stocks

(Dollars in millions)	As of and for the nine months ended September 30, 2005
	Actual cost	Fair value	Percent of fair value	Earned dividend income
Fifth Third Bancorp	$283	$2,675	38.8%	$79
ALLTEL Corporation	119	858	12.4	15
ExxonMobil Corporation	133	569	8.2	8
The Procter & Gamble Company	99	338	4.9	5
National City Corporation	171	328	4.7	10
PNC Financial Services Group, Inc.	62	273	4.0	7
Wyeth	57	200	2.9	3
U.S. Bancorp	113	162	2.3	5
Alliance Capital Management Holding L.P.	53	152	2.2	7
FirstMerit Corporation	54	143	2.1	4
Piedmont Natural Gas Company, Inc.	62	139	2.0	3
Johnson & Johnson	106	136	2.0	2
Sky Financial Group, Inc.	91	131	1.9	3
Wells Fargo & Company	66	129	1.9	3
All other common stock holdings	448	668	9.7	16
Total	$1,917	$6,901	100.0%	$170

2005 Third-Quarter Supplement

Cincinnati Insurance Group
GAAP Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2005	2004	Change	% Change	2005	2004	Change	% Change
Revenues:
Premiums earned:
Property casualty	$ 816,500,613	$ 787,202,376	$ 29,298,237	3.72	$ 2,418,671,941	$ 2,298,279,684	$ 120,392,257	5.24
Life	0	0	0	NA	0	0	0	NA
Accident health	0	0	0	NA	0	0	0	NA
Premiums ceded	(51,311,141)	(53,944,903)	2,633,762	4.88	(135,659,874)	(132,591,184)	(3,068,690)	(2.31)
Total premiums earned	765,189,472	733,257,473	31,931,999	4.35	2,283,012,067	2,165,688,500	117,323,567	5.42
Investment income	86,697,604	78,095,846	8,601,758	11.01	250,431,732	208,528,625	41,903,107	20.09
Realized gain on investments	12,669,320	(11,441,906)	24,111,226	210.73	28,137,043	176,041,036	(147,903,993)	(84.02)
Other income	797,963	938,829	(140,866)	(15.00)	2,448,898	2,435,740	13,158	0.54
Total revenues	$ 865,354,359	$ 800,850,242	$ 64,504,117	8.05	$ 2,564,029,740	$ 2,552,693,901	$ 11,335,839	0.44

Benefits & expenses:
Losses & policy benefits	$ 542,942,994	$ 593,345,401	$ (50,402,407)	(8.49)	$ 1,501,898,504	$ 1,499,593,455	$ 2,305,049	0.15
Reinsurance recoveries	(41,513,881)	(91,079,847)	49,565,966	54.42	(107,171,591)	(144,696,750)	37,525,159	25.93
Commissions	151,232,688	149,012,293	2,220,395	1.49	450,455,747	444,980,655	5,475,092	1.23
Other operating expenses	63,480,451	55,919,837	7,560,614	13.52	185,451,011	166,772,354	18,678,657	11.20
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	16,707,845	14,199,025	2,508,820	17.67	49,018,411	50,161,626	(1,143,215)	(2.28)
Incr deferred acq expense	230,422	(4,737,088)	4,967,510	104.86	(13,811,253)	(24,418,123)	10,606,870	43.44
Other expenses	5,906,680	307,123	5,599,557	1,823.23	11,942,123	6,349,799	5,592,324	88.07
Total expenses	$ 738,987,199	$ 716,966,744	$ 22,020,455	3.07	$ 2,077,782,952	$ 1,998,743,016	$ 79,039,936	3.95
Income before income taxes	$ 126,367,160	$ 83,883,498	$ 42,483,662	50.65	$ 486,246,788	$ 553,950,885	$ (67,704,097)	(12.22)

Provision for income taxes:
Current operating income	$ 12,002,070	$ 28,558,955	$ (16,556,885)	(57.97)	$ 15,007,157	$ 64,095,695	$ 50,911,462	79.43
Current realized investments gains and losses	5,260,859	(3,451,182)	8,712,041	252.44	10,674,562	62,167,847	(51,493,285)	(82.83)
Deferred	13,529,713	(4,514,130)	18,043,843	399.72	5,678,335	40,818,335	(35,140,000)	(86.09)
Total income taxes	$ 30,792,642	$ 20,593,643	$ 10,198,999	49.52	$ 131,360,054	$ 167,081,877	$ (35,721,823)	(21.38)

Net income	$ 95,574,518	$ 63,289,855	$ 32,284,663	51.01	$ 354,886,734	$ 386,869,008	$ (31,982,274)	(8.27)

2005 Third-Quarter Supplement

Cincinnati Insurance Group
Statutory Statements of Income

	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
Underwriting income
Net premiums written	$ 761,322,000	$ 749,664,488	1.56	$ 2,348,830,386	$ 2,273,695,329	3.30
Unearned premiums increase	(3,867,472)	16,407,015		65,818,319	108,006,829
Earned premiums	765,189,472	733,257,473	4.35	2,283,012,067	2,165,688,500	5.42

Losses incurred	$ 420,377,700	$ 430,485,128	(2.35)	$ 1,157,635,205	$ 1,138,811,915	1.65
Allocated loss expenses incurred	40,348,512	37,047,050	8.91	115,655,662	108,483,390	6.61
Unallocated loss expenses incurred	40,702,901	34,734,093	17.18	121,436,046	107,602,117	12.86
Other underwriting expenses incurred	234,156,444	218,985,891	6.93	674,380,383	648,659,904	3.97
Workers compensation dividend incurred	2,353,786	1,503,647	56.54	7,489,855	7,601,388	(1.47)

Total underwriting deductions	$ 737,939,344	$ 722,755,810	2.10	$ 2,076,597,151	$ 2,011,158,714	3.25
Net underwriting gain (loss)	$ 27,250,128	$ 10,501,663	159.48	$ 206,414,916	$ 154,529,786	33.58

Investment income
Gross investment income earned	$ 87,831,257	$ 79,515,171	10.46	$ 253,453,408	$ 210,994,721	20.12
Net investment income earned	86,697,354	78,095,848	11.01	250,431,731	208,527,500	20.10
Net realized capital gains	9,825,710	(3,988,083)	N/A	31,758,879	181,331,686	(82.49)
Net investment gains (excl. subs)	$ 96,523,064	$ 74,107,764	30.25	$ 282,190,610	$ 389,859,186	(27.62)
Dividend from subsidiary
Net investment gains	$ 96,523,064	$ 74,107,764	30.25	$ 282,190,610	$ 389,859,186	(27.62)

Other income	$ (2,772,932)	$ 2,136,068	N/A	$ (2,002,370)	$ 3,711,948	N/A

Net income before federal income taxes	$ 121,000,261	$ 86,745,496	39.49	$ 486,603,155	$ 548,100,919	(11.22)
Federal and foreign income taxes incurred	$ 17,262,929	$ 25,107,774	(31.24)	$ 125,681,719	$ 126,263,543	(0.46)
Net income (statutory)	$ 103,737,331	$ 61,637,722	68.30	$ 360,921,436	$ 421,837,376	(14.44)

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Third-Quarter Supplement

Cincinnati Insurance Group - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 24 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Net premiums written		$761	$791	$797	$723	$750	$734	$790	$1,588	$1,524	$2,349	$2,274		$2,997
Net premiums earned		765	765	753	754	733	717	716	1,518	1,432	2,283	2,166		2,919
Losses paid		348	336	345	381	360	328	298	681	625	1,029	985		1,366
Loss reserve change		72	23	33	(67)	70	40	43	56	83	129	154		86
Total losses incurred		$420	$359	$378	$314	$430	$368	$341	$737	$708	$1,158	$1,139		$1,452
Allocated loss expense paid		30	29	25	31	27	26	26	54	52	84	78		110
Allocated loss expense reserve change		10	10	11	6	10	11	10	21	20	31	30		36
Total allocated loss expense incurred		$40	$39	$36	$37	$37	$37	$36	$75	$72	$116	$108		$146
Unallocated loss expense paid		38	37	34	46	32	36	32	71	68	108	100		146
Unallocated loss expense reserve change		3	0	10	2	3	1	4	10	5	13	8		10
Total unallocated loss expense incurred		$41	$37	$44	$48	$35	$37	$36	$81	$73	$121	$108		$156
Underwriting expenses incurred		237	234	212	222	220	218	218	445	436	682	656		878
Underwriting profit (loss)		$27	$96	$83	$133	$11	$57	$85	$180	$143	$206	$155		$287

Loss Detail
Losses $1 million or more		$27	$28	$43	$12	$27	$17	$42	$71	$59	$98	$86		$97
Losses $250 thousand to $1 million		35	36	32	33	29	46	39	68	85	104	113		146
Development and case reserve increases of $250,000 or more		39	40	36	44	35	42	31	76	73	114	109		153
Large losses subtotal		$101	$104	$111	$89	$91	$105	$112	$215	$217	$316	$308		$396
IBNR incurred		20	14	13	18	12	17	13	27	29	47	41		59
Catastrophe losses incurred		66	15	2	16	86	46	1	17	47	83	133		149
Remaining incurred		234	226	252	190	241	201	215	478	416	712	657		848
Total losses incurred		$420	$359	$378	$313	$430	$369	$341	$737	$709	$1,158	$1,139		$1,452

Ratio Data
Loss ratio		54.9%	46.9%	50.3%	41.6%	58.7%	51.3%	47.6%	48.6%	49.4%	50.7%	52.6%		49.7%
Allocated loss expense ratio		5.3	5.2	4.7	4.9	5.1	5.0	4.9	5.0	5.0	5.1	5.0		5.0
Unallocated loss expense ratio		5.3	4.8	5.8	6.4	4.7	5.1	5.0	5.3	5.1	5.3	5.0		5.3
Net underwriting expense ratio		31.1	29.6	26.6	30.7	29.4	29.7	27.6	28.1	28.6	29.0	28.9		29.3
Statutory combined ratio		96.6%	86.5%	87.4%	83.6%	97.9%	91.1%	85.1%	87.0%	88.1%	90.1%	91.5%		89.3%
Statutory combined ratio excluding catastrophes		88.0%	84.6%	87.1%	81.6%	86.2%	84.7%	85.0%	85.8%	84.8%	86.5%	85.3%		84.3%

Loss Ratio
Losses $1 million or more		3.6%	3.6%	5.7%	1.5%	3.6%	2.3%	5.9%	4.7%	4.1%	4.3%	4.0%		3.3%
Losses $250 thousand to $1 million		4.6	4.8	4.3	4.4	3.9	6.4	5.4	4.5	5.9	4.5	5.2		5.0
Development and case reserve increases of $250,000 or more		5.1	5.2	4.7	5.9	4.9	5.8	4.3	5.0	5.1	5.0	5.0		5.2
Large losses subtotal		13.2%	13.6%	14.7%	11.8%	12.4%	14.5%	15.6%	14.2%	15.1%	13.8%	14.2%		13.5%
IBNR incurred		2.5	1.8	1.8	2.4	1.6	2.3	1.7	1.8	2.0	2.0	1.9		2.0
Total catastrophe losses incurred		8.6	1.9	0.3	2.1	11.8	6.5	0.1	1.1	3.3	3.6	6.1		5.1
Remaining incurred		30.6	29.6	33.5	25.3	32.9	28.0	30.0	31.5	29.1	31.2	30.4		29.0
Total loss ratio		54.9%	46.9%	50.3%	41.6%	58.7%	51.3%	47.4%	48.6%	49.5%	50.7%	52.6%		49.6%

Loss Claim Count
Losses $1 million or more		21	17	15	9	17	11	27	32	38	53	55		64
Losses $250 thousand to $1 million		81	93	73	84	76	103	91	166	194	247	270		354
Development and case reserve increases of $250,000 or more		72	61	67	79	76	70	59	128	129	200	205		284
Large losses total		174	171	155	172	169	184	177	326	361	500	530		702
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Third-Quarter Supplement

Cincinnati Insurance Group - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 25 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Net premiums written		$546	$567	$629	$532	$532	$512	$610	$1,195	$1,122	$1,741	$1,654		$2,186
Net premiums earned		564	563	551	551	537	520	518	1,114	1,038	1,678	1,575		2,126
Losses paid		228	214	219	246	228	203	193	434	396	662	624		870
Loss reserve change		67	32	51	(45)	50	21	28	84	49	151	98		54
Total losses incurred		$295	$246	$270	$201	$278	$224	$221	$518	$445	$813	$722		$924
Allocated loss expense paid		27	26	22	27	24	23	23	48	46	75	70		97
Allocated loss expense reserve change		9	10	10	2	9	10	9	20	19	29	28		30
Total allocated loss expense incurred		$36	$36	$32	$29	$33	$33	$32	$68	$65	$104	$98		$127
Unallocated loss expense paid		26	25	22	30	21	23	21	48	45	73	65		95
Unallocated loss expense reserve change		3	1	10	3	2	1	3	11	3	13	5		8
Total unallocated loss expense incurred		$29	$26	$32	$33	$23	$24	$24	$59	$48	$87	$70		$103
Underwriting expenses incurred		173	165	156	166	159	155	163	321	318	493	477		643
Underwriting profit (loss)		$31	$90	$61	$122	$44	$84	$78	$148	$162	$181	$208		$329

Loss Detail
Losses $1 million or more		$24	$26	$43	$8	$23	$14	$35	$68	$49	$93	$72		$80
Losses $250 thousand to $1 million		26	29	22	23	19	33	28	51	61	77	80		103
Development and case reserve increases of $250,000 or more		35	38	29	38	32	36	27	67	63	103	95		133
Large losses subtotal		$86	$93	$94	$69	$74	$83	$90	$186	$173	$272	$247		$316
IBNR incurred		17	12	12	26	11	14	11	24	26	41	36		63
Catastrophe losses incurred		53	2	6	7	48	15	1	9	16	62	64		72
Remaining incurred		139	139	159	99	145	112	118	298	230	437	375		473
Total losses incurred		$295	$246	$271	$201	$278	$224	$220	$517	$445	$813	$722		$924

Ratio Data
Loss ratio		52.4%	43.8%	49.1%	36.5%	51.7%	43.1%	42.6%	46.4%	42.8%	48.4%	45.9%		43.4%
Allocated loss expense ratio		6.5	6.4	5.8	5.3	6.2	6.2	6.2	6.1	6.2	6.2	6.2		6.0
Unallocated loss expense ratio		5.1	4.6	5.9	6.0	4.2	4.6	4.7	5.2	4.6	5.2	4.5		4.9
Net underwriting expense ratio		31.6	29.1	24.7	31.2	29.9	30.2	26.8	26.8	28.3	28.3	28.8		29.4
Statutory combined ratio		95.5%	83.9%	85.5%	79.0%	92.0%	84.1%	80.3%	84.5%	81.9%	88.1%	85.4%		83.7%
Statutory combined ratio excluding catastrophes		86.0%	83.5%	84.4%	77.8%	83.0%	81.1%	80.1%	83.8%	80.4%	84.5%	81.3%		80.3%

Loss Ratio
Losses $1 million or more		4.3%	4.5%	7.8%	1.5%	4.3%	2.6%	6.8%	6.1%	4.7%	5.5%	4.6%		3.8%
Losses $250 thousand to $1 million		4.7	5.2	3.9	4.2	3.6	6.3	5.4	4.5	5.8	4.6	5.1		4.9
Development and case reserve increases of $250,000 or more		6.3	6.8	5.3	6.8	5.9	7.0	5.2	6.0	6.1	6.1	6.0		6.2
Large losses subtotal		15.2%	16.5%	17.0%	12.5%	13.8%	15.9%	17.4%	16.6%	16.6%	16.2%	15.7%		14.9%
IBNR incurred		2.9	2.2	2.2	4.8	2.0	2.8	2.2	2.2	2.5	2.4	2.3		3.0
Total catastrophe losses incurred		9.5	0.4	1.1	1.3	9.0	2.9	0.2	0.8	1.6	3.7	4.1		3.4
Remaining incurred		24.7	24.7	28.8	17.9	26.9	21.5	22.8	26.8	22.2	26.1	23.8		22.3
Total loss ratio		52.4%	43.8%	49.1%	36.5%	51.7%	43.1%	42.6%	46.4%	42.9%	48.4%	45.9%		43.6%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - not meaningful

2005 Third-Quarter Supplement

Cincinnati Insurance Group - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 26 for adjusted data)

(Dollars in millions)				Three months ended					Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Net premiums written		$215	$224	$168	$191	$217	$222	$180	$393	$402	$608	$620		$811
Net premiums earned		201	202	202	203	196	197	197	404	394	605	590		793
Losses paid		120	122	126	134	132	125	105	247	229	367	362		496
Loss reserve change		5	(9)	(18)	(22)	21	19	15	(27)	34	(22)	54		33
Total losses incurred		$125	$113	$108	$112	$153	$144	$120	$220	$263	$345	$416		$529
Allocated loss expense paid		3	3	3	4	3	3	3	6	6	9	9		13
Allocated loss expense reserve change		1	1	1	4	1	1	1	1	1	2	2		6
Total allocated loss expense incurred		$4	$4	$4	$8	$4	$4	$4	$7	$7	$11	$11		$19
Unallocated loss expense paid		12	12	12	16	11	12	11	23	23	35	34		50
Unallocated loss expense reserve change		0	(1)	0	(1)	1	1	1	(1)	2	0	3		2
Total unallocated loss expense incurred		$12	$11	$12	$15	$12	$13	$12	$22	$25	$35	$37		$52
Underwriting expenses incurred		64	69	56	56	61	63	55	125	118	189	179		236
Underwriting profit (loss)		$(4)	$5	$22	$12	$(34)	$(27)	$6	$30	$(19)	$26	$(53)		$(43)

Loss Detail
Losses $1 million or more		$3	$2	$0	$3	$3	$3	$7	$2	$10	$5	$13		$17
Losses $250 thousand to $1 million		9	8	10	10	9	13	11	18	24	27	33		43
Development and case reserve increases of $250,000 or more		3	2	7	7	5	5	4	9	9	12	14		21
Large losses subtotal		$15	$12	$17	$20	$17	$21	$22	$29	$43	$44	$60		$81
IBNR incurred		3	1	1	(8)	1	2	1	3	3	6	4		(4)
Catastrophe losses incurred		13	12	(4)	9	38	31	0	8	31	21	68		77
Remaining incurred		94	87	93	92	97	89	97	180	186	274	283		375
Total losses incurred		$125	$112	$107	$113	$153	$143	$120	$220	$263	$345	$415		$529

Ratio Data
Loss ratio		62.2%	55.6%	53.3%	55.3%	78.0%	73.0%	60.6%	54.4%	66.8%	57.0%	70.5%		66.7%
Allocated loss expense ratio		2.0	1.8	1.8	3.9	1.9	1.8	1.7	1.8	1.8	1.9	1.8		2.3
Unallocated loss expense ratio		6.1	5.5	5.7	7.4	6.3	6.7	6.0	5.6	6.3	5.8	6.3		6.6
Net underwriting expense ratio		29.7	30.7	33.2	29.4	28.2	28.6	30.4	31.8	29.4	31.0	28.9		29.0
Statutory combined ratio		99.9%	93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.6%	104.3%	95.7%	107.5%		104.6%
Statutory combined ratio excluding catastrophes		93.6%	87.4%	96.0%	91.8%	95.1%	94.4%	98.9%	91.5%	96.5%	92.2%	96.0%		94.9%

Loss Ratio
Losses $1 million or more		1.5%	1.1%	0.0%	1.7%	1.7%	1.5%	3.7%	0.6%	2.6%	0.9%	2.3%		2.1%
Losses $250 thousand to $1 million		4.3	3.7	5.2	4.9	4.7	6.7	5.4	4.4	6.0	4.4	5.6		5.4
Development and case reserve increases of $250,000 or more		1.7	1.0	3.2	3.3	2.4	2.7	2.0	2.1	2.4	2.0	2.4		2.6
Large losses subtotal		7.6%	5.8%	8.4%	9.9%	8.8%	10.9%	11.1%	7.1%	11.0%	7.3%	10.3%		10.1%
IBNR incurred		1.4	0.6	0.7	(3.9)	0.6	1.1	0.6	0.7	0.8	0.9	0.7		(0.5)
Total catastrophe losses incurred		6.2	6.2	(2.0)	4.2	19.3	15.7	(0.2)	2.1	7.8	3.5	11.6		9.7
Remaining incurred		46.9	42.9	46.2	45.2	49.4	45.3	49.1	44.5	47.2	45.3	48.0		47.2
Total loss ratio		62.2%	55.5%	53.3%	55.4%	78.1%	73.0%	60.6%	54.4%	66.8%	57.0%	70.6%		66.5%
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - not meaningful

2005 Third-Quarter Supplement

Cincinnati Insurance Group
Direct Written Premiums by Line of Business for the Nine Months Ended September 30, 2005
(Dollars in millions)

				Comm				09/30/05	09/30/04
	Home-	Pers	Comm	Multi-	Work	Other	All	Agency	Agency	Percent
State	owner	Auto	Auto	Peril	Comp	Liability	Other	Direct	Direct	Change

AL	$15.6	$13.2	$6.2	$16.4	$0.9	$8.8	$6.7	$67.8	$63.6	6.6
AZ	0.1	-	7.1	6.5	0.2	5.4	1.7	21.0	18.5	13.9
AR	2.5	2.7	4.6	10.6	3.8	6.7	3.9	34.8	36.2	(3.9)
FL	11.4	9.8	9.3	16.7	2.3	18.4	12.8	80.7	66.8	20.7
GA	18.2	25.3	13.8	24.3	8.0	12.5	10.2	112.3	102.7	9.4
IL	14.3	24.2	26.6	58.0	42.7	33.6	25.9	225.3	227.9	(1.2)
IN	21.4	28.2	22.4	45.1	22.9	22.9	17.1	180.0	182.0	(1.0)
IA	3.4	4.4	8.0	17.4	16.4	11.8	7.2	68.6	65.8	4.2
KS	5.7	4.8	3.6	7.7	4.4	3.8	3.1	33.1	33.9	(2.1)
KY	10.5	17.1	11.5	19.3	2.6	10.8	8.4	80.2	76.5	4.8
MD	0.8	-	6.6	6.1	7.1	6.6	2.5	29.7	25.1	18.5
MI	15.0	14.1	15.9	38.0	15.6	17.2	12.2	128.0	137.9	(7.2)
MN	4.4	7.0	9.1	19.3	5.2	13.7	7.7	66.4	62.9	5.5
MO	4.3	3.5	8.5	22.6	10.4	8.6	7.3	65.2	68.8	(5.3)
MT	0.1	0.1	5.2	7.6	0.1	4.2	2.5	19.8	18.4	7.1
NE	1.4	1.8	3.5	6.7	6.2	4.5	2.4	26.5	24.0	10.1
NY	-	-	6.6	10.4	1.5	11.9	2.9	33.3	26.1	27.8
NC	1.2	2.1	18.1	36.0	15.6	17.8	11.5	102.3	88.7	15.3
OH	72.0	129.1	63.9	123.6	-	85.2	56.4	530.2	534.7	(0.8)
PA	4.5	6.7	25.0	39.8	40.7	19.1	13.7	149.5	140.3	6.5
SC	-	-	6.0	10.5	3.4	5.2	3.2	28.3	26.3	8.0
TN	5.8	6.6	12.3	20.8	8.5	13.2	8.0	75.2	71.0	6.0
VT	0.6	0.8	2.4	3.5	4.5	2.3	1.9	16.0	14.5	9.5
VA	5.9	8.6	17.3	28.0	13.9	14.0	10.7	98.4	96.8	1.6
WV	0.7	-	4.5	7.5	-	3.7	2.7	19.1	16.4	16.6
WI	6.7	10.8	11.7	22.9	19.6	14.9	9.6	96.2	92.4	4.1
All Other	1.2	1.5	12.0	17.5	8.8	12.6	9.0	62.6	52.8	18.6

Total Agency Direct	$227.7	$322.4	$341.7	$642.8	$265.3	$389.4	$261.2	$2,450.5	$2,371.0	3.4
Other Direct	4.0	0.9	0.6	0.6	7.1	0.4	3.0	16.6	12.7	30.6
Total Direct	$231.7	$323.3	$342.3	$643.4	$272.4	$389.8	$264.2	$2,467.1	$2,383.7	3.5

2005 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - By Line of Business

(Dollars in millions)	Three months ended	Six months ended	Nine months ended	Twelve months ended
12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Commercial multi-peril:
Earned premiums	$196	$202	$197	$195	$187	$182	$186	$399	$368	$594	$556	$751
Loss and loss expenses ratio	78.3%	57.3%	72.2%	62.6%	72.4%	56.8%	57.7%	64.7%	57.2%	69.2%	62.4%	62.4%
Less catastrophe loss ratio	24.9	0.9	2.6	1.4	23.0	6.6	(0.7)	1.8	2.9	9.4	9.6	7.5
Loss and loss expenses excluding catastrophe loss ratio	53.4%	56.4%	69.6%	61.2%	49.4%	50.2%	58.4%	62.9%	54.3%	59.8%	52.8%	54.9%

Workers compensation:
Earned premiums	$82	$82	$79	$80	$80	$78	$75	$161	$153	$244	$233	$313
Loss and loss expenses ratio	73.5%	77.1%	76.5%	82.8%	79.1%	69.2%	90.6%	76.8%	79.7%	75.7%	79.5%	80.3%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss and loss expenses excluding catastrophe loss ratio	73.5%	77.1%	76.5%	82.8%	79.1%	69.2%	90.6%	76.8%	79.7%	75.7%	79.5%	80.3%

Commercial auto:
Earned premiums	$114	$113	$113	$115	$114	$111	$110	$226	$221	$340	$335	$450
Loss and loss expenses ratio	60.6%	58.8%	57.9%	51.9%	59.6%	53.1%	44.7%	58.4%	48.9%	59.1%	52.6%	52.4%
Less Catastrophe loss ratio	0.1	0.2	0.0	0.3	1.0	0.5	(0.5)	0.1	0.0	0.1	0.3	0.3
Loss and loss expenses excluding catastrophe loss ratio	60.5%	58.6%	57.9%	51.6%	58.6%	52.6%	45.2%	58.3%	48.9%	59.0%	52.3%	52.1%

Other liability:
Earned premiums	$112	$109	$106	$107	$103	$98	$94	$215	$193	$327	$296	$402
Loss and loss expenses ratio	43.7%	39.3%	39.1%	(0.1)%	37.2%	45.9%	34.4%	39.2%	40.2%	40.8%	39.2%	28.8%
Less catastrophe loss ratio	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Loss and loss expenses excluding catastrophe loss ratio	43.7%	39.3%	39.1%	(0.1)%	37.2%	45.9%	34.4%	39.2%	40.2%	40.8%	39.2%	28.8%

Personal auto:
Earned premiums	$108	$110	$111	$113	$113	$112	$113	$220	$225	$328	$338	$451
Loss and loss expenses ratio	65.2%	61.5%	60.6%	71.2%	63.9%	62.9%	66.3%	61.0%	64.6%	62.4%	64.4%	66.1%
Less catastrophe loss ratio	0.5	1.1	0.2	0.6	1.4	2.3	(0.2)	0.6	1.0	0.6	1.1	1.0
Loss and loss expenses excluding catastrophe loss ratio	64.7%	60.4%	60.4%	70.6%	62.5%	60.6%	66.5%	60.4%	63.6%	61.8%	63.3%	65.1%

Homeowner:
Earned premiums	$72	$71	$70	$68	$62	$64	$64	$141	$128	$213	$191	$259
Loss and loss expenses ratio	78.2%	73.3%	64.0%	68.3%	130.7%	119.1%	68.8%	68.7%	94.0%	71.9%	106.0%	96.1%
Less catastrophe loss ratio	15.2	15.6	(7.2)	10.1	55.8	43.1	(0.1)	4.3	21.5	8.0	32.7	26.8
Loss and loss expenses excluding catastrophe loss ratio	63.0%	57.7%	71.2%	58.2%	74.9%	76.0%	68.9%	64.4%	72.5%	63.9%	73.3%	69.3%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

2005 Third-Quarter Supplement

Cincinnati Insurance Group
11-Year Property Casualty Data - Consolidated
(Dollars in millions)					Years ended December 31,
	2004	2003	2002	2001	2000	1999	1998	1997	1996	1995	1994
Premiums
Adjusted written premiums (statutory)*	$3,026	$2,789	$2,496	$2,188	$1,936	$1,681	$1,558	$1,472	$1,384	$1,296	$1,191
Codification	0	0	0	402	(55)	0	0	0	0	0	0
Written premium adjustment -- statutory only	(29)	26	117	0	0	0	0	0	0	0	0
Reported written premiums (statutory)**	2,997	2,815	2,613	2,590	1,881	1,681	1,558	1,472	1,384	1,296	1,191
Unearned premiums change	(78)	(162)	(220)	(517)	(53)	(23)	(15)	(18)	(17)	(33)	(21)
Earned premiums (GAAP)	$2,919	$2,653	$2,393	$2,073	$1,828	$1,658	$1,543	$1,454	$1,367	$1,263	$1,170

Year-over-year growth rate:
Adjusted written premiums (statutory)	8.5%	11.7%	14.1%	13.0%	15.2%	7.9%	5.8%	6.4%	6.8%	8.8%	6.0%
Written premiums (statutory)	6.5%	7.7%	0.9%	37.7%	11.9%	7.9%	5.8%	6.4%	6.8%	8.8%	6.0%
Earned premiums	10.0%	10.9%	15.4%	13.4%	10.3%	7.5%	6.1%	6.4%	8.2%	7.9%	7.1%

Statutory combined ratio
Reported statutory combined ratio*	89.4%	94.2%	98.4%	99.5%	112.5%	100.4%	104.2%	98.3%	103.5%	99.9%	100.8%
Codification	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0	0.0	0.0	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	1.2	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
One-time item	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0	0.0	0.0	0.0	0.0
Statutory combined ratio (adjusted)	89.4%	95.0%	99.6%	103.6%	109.9%	100.4%	104.2%	98.3%	103.5%	99.9%	100.8%
Less catastrophe losses	5.1	3.6	3.6	3.1	2.7	2.5	6.1
Statutory combined ratio excluding catastrophe losses (adjusted)	84.3%	91.4%	96.0%	100.5%	107.2%	97.9%	98.1%

Reported commission expense ratio*	19.2%	17.6%	15.9%	13.9%	17.4%	17.4%	17.6%
Codification	0.0	0.0	0.0	2.6	(0.5)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	0.8	0.0	0.0	0.0	0.0
One-time item	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Commission expense ratio (adjusted)	19.2%	17.6%	16.7%	16.5%	16.9%	17.4%	17.6%

Reported other expense ratio*	10.1%	8.9%	9.6%	8.7%	12.6%	11.4%	11.9%
Codification	0.0	0.0	0.0	1.5	(0.4)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	0.4	0.0	0.0	0.0	0.0
One-time item	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Other expense ratio (adjusted)	10.1%	9.7%	10.0%	10.2%	10.5%	11.4%	11.9%

Reported statutory expense ratio*	29.3%	26.5%	25.5%	22.6%	30.0%	28.8%	29.5%
Codification	0.0	0.0	0.0	4.1	(0.9)	0.0	0.0
Written premium adjustment -- statutory only	nm	nm	1.2	0.0	0.0	0.0	0.0
One-time item	0.0	0.8	0.0	0.0	(1.7)	0.0	0.0
Statutory expense ratio (adjusted)	29.3%	27.3%	26.7%	26.7%	27.4%	28.8%	29.5%

GAAP combined ratio
GAAP combined ratio	89.8%	94.7%	99.7%	104.9%	112.8%	100.2%	104.3%	98.4%	103.6%	100.1%	100.9%
One-time item	0.0	0.8	0.0	0.0	(2.1)	0.0	0.0	0.0	0.0	0.0	0.0
GAAP combined ratio before one-time item	89.8%	95.5%	99.7%	104.9%	110.7%	100.2%	104.3%	98.4%	103.6%	100.1%	100.9%

Written premiums to surplus
Adjusted premium to statutory surplus ratio	0.721	1.002	1.067	0.864
Written premium adjustment	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.714	1.012	1.117	1.023

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
nm - not meaningful

*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2005 Third-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)		Years ended December 31,
2004		2003	2002	2001	2000	1999
Premiums
Adjusted written premiums (statutory)*	$2,209	$2,009	$1,795	$1,551	$1,326	$1,100
Codification	0	0	0	276	(51)	0
Written premium adjustment – statutory only	(23)	22	110	0	0	0
Reported written premiums (statutory)**	$2,186	$2,031	$1,905	$1,827	$1,275	$1,100
Unearned premiums change	(60)	(123)	(182)	(374)	(43)	(12)
Earned premiums (GAAP)	$2,126	$1,908	$1,723	$1,453	$1,232	$1,088

Year-over-year growth rate:
Adjusted written premiums (statutory)	10.0%	11.9%	15.7%	17.0%	20.5%	7.8%
Written premiums (statutory)	7.6%	6.6%	4.3%	43.3%	15.9%	7.8%
Earned premiums	11.4%	10.8%	18.6%	17.9%	13.2%	6.7%

Statutory combined ratio
Reported statutory combined ratio*	83.7%	90.9%	95.3%	96.7%	117.2%	101.2%
Codification	0.0	0.0	0.0	4.0	(1.2)	0.0
Written premium adjustment – statutory only	nm	nm	1.5	0.0	0.0	0.0
One-time item	0.0	0.7	0.0	0.0	(1.6)	0.0
Statutory combined ratio (adjusted)	83.7%	91.6%	96.8%	100.7%	114.4%	101.2%
Less catastrophe losses	3.4	2.2	2.3	1.9	1.5	2.7
Statutory combined ratio excluding catastrophe losses (adjusted)	80.3%	89.4%	94.5%	98.8%	112.9%	98.5%

GAAP combined ratio
GAAP combined ratio	84.1%	91.3%	96.6%	101.7%	117.2%	103.5%
One-time item	0.0	0.8	0.0	0.0	(2.0)	0.0
GAAP combined ratio before one-time item	84.1%	92.1%	96.6%	101.7%	115.2%	103.5%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

nm - not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data.  The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

2005 Third-Quarter Supplement

Cincinnati Insurance Group
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2004	2003	2002	2001	2000	1999
Premiums
Adjusted written premiums (statutory)*	$817	$780	$701	$637	$610	$581
Codification	0	0	0	126	(4)	0
Written premium adjustment – statutory only	(6)	4	7	0	0	0
Reported written premiums (statutory)**	$811	$784	$708	$763	$606	$581
Unearned premiums change	(18)	(39)	(38)	(143)	(10)	(11)
Earned premiums (GAAP)	$793	$745	$670	$620	$596	$570

Year-over-year growth rate:
Adjusted written premiums (statutory)	4.7%	11.3%	10.0%	4.4%	5.0%	8.0%
Written premiums (statutory)	3.4%	10.7%	(7.2)%	25.9%	4.3%	8.0%
Earned premiums	6.4%	11.2%	8.1%	4.0%	4.6%	9.0%

Statutory combined ratio
Reported statutory combined ratio*	104.6%	102.9%	106.5%	105.9%	110.6%	97.8%
Codification	0.0	0.0	0.0	4.6	(0.2)	0.0
Written premium adjustment – statutory only	nm	nm	0.3	0.0	0.0	0.0
One-time item	0.0	1.0	0.0	0.0	(2.0)	0.0
Statutory combined ratio (adjusted)	104.6%	103.9%	106.8%	110.5%	108.4%	97.8%
Less catastrophe losses	9.7	7.3	7.1	5.8	5.4	1.4
Statutory combined ratio excluding catastrophe losses (adjusted)	94.9%	96.6%	99.7%	104.7%	103.0%	96.4%

GAAP combined ratio
GAAP combined ratio	105.0%	103.6%	107.6%	112.4%	110.4%	93.8%
One-time item	0.0	1.1	0.0	0.0	(2.4)	0.0
GAAP combined ratio before one-time item	105.0%	104.7%	107.6%	112.4%	108.0%	93.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

nm - not meaningful

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

** Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period.  Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are on a billed basis.

2005 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Premiums
Adjusted written premiums (statutory)		$764	$781	$787	$748	$750	$761	$767	$1,568	$1,528	$2,332	$2,278		$3,026
Written premium adjustment – statutory only		(3)	10	10	(25)	0	(27)	23	20	(4)	17	(4)		(29)
Reported written premiums (statutory) *		$761	$791	$797	$723	$750	$734	$790	$1,588	$1,524	$2,349	$2,274		$2,997
Unearned premiums change		4	(26)	(44)	31	(17)	(17)	(74)	(70)	(92)	(66)	(108)		(78)
Earned premiums		$765	$765	$753	$754	$733	$717	$716	$1,518	$1,432	$2,283	$2,166		$2,919

Statutory combined ratio
Reported statutory combined ratio*		96.6%	86.6%	87.4%	83.6%	97.9%	91.2%	85.1%	86.9%	88.1%	90.1%	91.4%		89.4%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory combined ratio		96.6%	86.6%	87.4%	83.6%	97.9%	91.2%	85.1%	86.9%	88.1%	90.1%	91.4%		89.4%
Less catastrophe losses		8.6	2.0	0.3	2.0	11.7	6.5	0.1	1.1	3.3	3.6	6.1		5.1
Adjusted statutory combined ratio excluding catastrophe losses		88.0%	84.6%	87.1%	81.6%	86.2%	84.7%	85.0%	85.8%	84.8%	86.5%	85.3%		84.3%

Reported commission expense ratio*		20.3%	19.3%	16.8%	19.7%	19.9%	18.9%	18.3%	18.0%	18.6%	18.8%	19.0%		19.2%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted commission expense ratio		20.3%	19.3%	16.8%	19.7%	19.9%	18.9%	18.3%	18.0%	18.6%	18.8%	19.0%		19.2%

Reported other expense ratio*		10.8%	10.3%	9.8%	11.0%	9.5%	10.8%	9.3%	10.0%	10.0%	10.2%	9.8%		10.1%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted other expense ratio		10.8%	10.3%	9.8%	11.0%	9.5%	10.8%	9.3%	10.0%	10.0%	10.2%	9.8%		10.1%

Reported statutory expense ratio*		31.1%	29.6%	26.6%	30.7%	29.4%	29.7%	27.6%	28.0%	28.6%	29.0%	28.9%		29.3%
Written premium adjustment – statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory expense ratio		31.1%	29.6%	26.6%	30.7%	29.4%	29.7%	27.6%	28.0%	28.6%	29.0%	28.9%		29.3%

GAAP combined ratio
GAAP combined ratio		96.6%	87.5%	88.9%	82.6%	97.8%	91.9%	87.1%	88.2%	89.5%	91.0%	92.3%		89.8%
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
GAAP combined ratio before one-time item		96.6%	87.5%	88.9%	82.6%	97.8%	91.9%	87.1%	88.2%	89.5%	91.0%	92.3%		89.8%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/05	9/30/05	6/30/05	3/31/05	12/31/04	9/30/04	6/30/04	3/31/04	6/30/05	6/30/04	9/30/05	9/30/04	12/31/05	12/31/04
Premiums
Adjusted written premiums (statutory)		$547	$557	$617	$555	$530	$537	$587	$1,174	$1,124	$1,721	$1,656		$2,209
Written premium adjustment -- statutory only		(1)	9	12	(23)	2	(25)	23	21	(2)	20	(2)		(23)
Reported written premiums (statutory)*		$546	$566	$629	$532	$532	$512	$610	$1,195	$1,122	$1,741	$1,654		$2,186
Unearned premiums change		18	(3)	(78)	19	5	8	(91)	(81)	(84)	(63)	(79)		(60)
Earned premiums		$564	$563	$551	$551	$537	$520	$519	$1,114	$1,038	$1,678	$1,575		$2,126

Statutory combined ratio
Reported statutory combined ratio*		95.5%	83.9%	85.5%	79.1%	92.0%	84.1%	80.3%	84.6%	82.0%	88.1%	85.4%		83.7%
Written premium adjustment -- statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory combined ratio		95.5%	83.9%	85.5%	79.1%	92.0%	84.1%	80.3%	84.6%	82.0%	88.1%	85.4%		83.7%
Less catastrophe losses		9.5	0.4	1.1	1.3	9.0	3.0	0.2	0.8	1.6	3.6	4.1		0.0
Adjusted statutory combined ratio excluding catastrophe losses		86.0%	83.5%	84.4%	77.8%	83.0%	81.1%	80.1%	83.8%	80.4%	84.5%	81.3%		80.3%

GAAP combined ratio
GAAP combined ratio		95.2%	84.8%	87.5%	78.2%	91.4%	84.4%	82.6%	86.1%	83.5%	89.2%	86.2%		84.1%
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
GAAP combined ratio before one-time item		95.2%	84.8%	87.5%	78.2%	91.4%	84.4%	82.6%	86.1%	83.5%	89.2%	86.2%		84.1%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Third-Quarter Supplement

Cincinnati Insurance Group
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004	12/31/2005	12/31/2004
Premiums
Adjusted written premiums (statutory)		$217	$223	$170	$194	$218	$224	$180	$393	$404	$611	$623		$817
Written premium adjustment -- statutory only		(2)	1	(2)	(3)	(1)	(2)	0	(1)	(2)	(3)	(3)		(6)
Reported written premiums (statutory) *		$215	$224	$168	$191	$217	$222	$180	$392	$402	$608	$620		$811
Unearned premiums change		(14)	(22)	34	12	(21)	(25)	17	8	(8)	(3)	(30)		(18)
Earned premiums		$201	$202	$202	$203	$196	$197	$197	$404	$394	$605	$590		$793

Statutory combined ratio
Reported statutory combined ratio*		99.9%	93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.7%	104.3%	95.7%	107.6%		104.6%
Written premium adjustment -- statutory only		nm	nm	nm	nm	nm	nm	nm	nm	nm	nm	nm		nm
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
Adjusted statutory combined ratio		99.9%	93.6%	94.0%	96.0%	114.4%	110.1%	98.7%	93.7%	104.3%	95.7%	107.6%		104.6%
Less catastrophe losses		6.3	6.2	2.0	4.2	19.3	15.7	0.0	2.1	7.8	3.5	11.6		0.1
Adjusted statutory combined ratio excluding catastrophe losses		93.6%	87.4%	96.0%	91.8%	95.1%	94.4%	98.9%	91.6%	96.5%	92.2%	96.0%		94.9%

GAAP combined ratio
GAAP combined ratio		100.5%	95.3%	92.7%	94.5%	115.4%	111.6%	98.8%	94.0%	105.2%	96.1%	108.6%		105.0%
One-time item		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0		0.0
GAAP combined ratio before one-time item		100.5%	95.3%	92.7%	94.5%	115.4%	111.6%	98.8%	94.0%	105.2%	96.1%	108.6%		105.0%

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
nm - not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

2005 Third-Quarter Supplement

The Cincinnati Life Insurance Company
GAAP Statements of Income

	For the three months ended September 30,				For the nine months ended September 30,
	2005	2004	Change	% Change	2005	2004	Change	% Change
Revenues:
Premiums earned:
Property casualty	$ -	$ -	$ -	NA	$ -	$ -	$ -	NA
Life	33,816,806	32,245,910	1,570,896	4.87	103,387,385	96,585,216	6,802,169	7.04
Accident health	1,640,686	1,548,186	92,500	5.97	4,729,937	4,521,971	207,966	4.60
Premiums ceded	(10,287,532)	(8,675,790)	(1,611,742)	(18.58)	(29,947,525)	(24,350,217)	(5,597,308)	(22.99)
Total premiums earned	25,169,960	25,118,306	51,654	0.21	78,169,797	76,756,970	1,412,827	1.84
Investment income	24,913,462	23,492,062	1,421,400	6.05	73,310,458	67,618,962	5,691,496	8.42
Realized investment gains and losses	(288,018)	(4,434,202)	4,146,184	93.50	7,356,820	264,667	7,092,153	2,679.65
Other income	951,468	815,238	136,230	16.71	2,545,788	2,298,803	246,985	10.74
Total revenues	$ 50,746,872	$ 44,991,404	$ 5,755,468	12.79	$ 161,382,863	$ 146,939,402	$ 14,443,461	9.83

Benefits & expenses:
Losses & policy benefits	$ 49,044,146	$ 46,255,550	$ 2,788,596	6.03	$ 128,224,954	$ 127,425,941	$ 799,013	0.63
Reinsurance recoveries	(21,796,779)	(22,933,029)	1,136,250	4.95	(51,367,008)	(56,291,992)	4,924,984	8.75
Commissions	8,784,942	8,066,158	718,784	8.91	25,777,011	23,478,396	2,298,615	9.79
Other operating expenses	6,596,022	5,826,212	769,810	13.21	17,860,479	18,269,610	(409,131)	(2.24)
Interest expense	0	0	0	NA	0	0	0	NA
Taxes, licenses & fees	1,021,334	1,002,316	19,018	1.90	3,172,446	3,086,730	85,716	2.78
Incr deferred acq expense	(4,984,107)	(1,101,039)	(3,883,068)	(352.67)	(9,766,879)	(5,055,290)	(4,711,589)	(93.20)
Other expenses	0	0	0	NA	108	105	3	2.86
Total expenses	$ 38,665,558	$ 37,116,168	$ 1,549,390	4.17	$ 113,901,111	$ 110,913,500	$ 2,987,611	2.69

Income before income taxes	$ 12,081,314	$ 7,875,236	$ 4,206,078	53.41	$ 47,481,752	$ 36,025,902	$ 11,455,850	31.80

Provision for income taxes:
Current	$ 2,852,503	$ 3,399,811	$ (547,308)	(16.10)	$ 9,098,378	$ 9,184,164	$ (85,786)	(0.93)
Current capital gains/losses	(100,806)	(1,551,970)	1,451,164	93.50	2,574,887	92,634	2,482,253	2,679.63
Deferred	1,214,805	717,895	496,910	69.22	4,338,680	2,783,008	1,555,672	55.90
Total income taxes	$ 3,966,502	$ 2,565,736	$ 1,400,766	54.60	$ 16,011,945	$ 12,059,806	$ 3,952,139	32.77

Net income	$ 8,114,812	$ 5,309,500	$ 2,805,312	52.84	$ 31,469,807	$ 23,966,096	$ 7,503,711	31.31

2005 Third-Quarter Supplement

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the three months ended September 30,			For the nine months ended September 30,
	2005	2004	% Change	2005	2004	% Change

Net premiums written	$ 53,439,050.01	$ 41,121,920.22	29.95	$ 153,749,078.61	$ 119,768,136.02	28.37
Net investment income	24,913,462.05	23,492,062.36	6.05	73,310,458.12	67,618,962.40	8.42
Amortization of interest maintenance reserve	1,422,108.00	213,431.00	566.31	3,102,027.00	502,588.50	517.21
Commissions and expense allowances on reinsurance ceded	2,309,462.63	3,967,378.45	(41.79)	8,761,904.20	12,409,096.34	(29.39)
Income from fees associated with Separate Accounts	951,468.26	815,237.83	16.71	2,545,787.89	2,298,803.20	10.74
Total revenues	$ 83,035,550.95	$ 69,610,029.86	19.29	$ 241,469,255.82	$ 202,597,586.46	19.19

Death benefits and matured endowments	$ 10,595,563.49	$ 6,788,282.08	56.09	$ 25,618,091.43	$ 22,179,324.02	15.50
Annuity benefits	9,024,179.68	5,992,308.13	50.60	16,791,624.99	16,747,200.81	0.27
Disability benefits and benefits under accident and health contracts	484,156.55	616,394.77	(21.45)	1,046,366.16	1,622,113.18	(35.49)
Surrender benefits and group conversions	5,407,124.56	5,804,871.48	(6.85)	14,910,773.28	13,789,059.40	8.13
Interest and adjustments on deposit-type contract funds	2,463,401.65	2,702,110.83	(8.83)	7,486,511.16	6,779,748.77	10.42
Increase in aggregate reserves for life and accident and health contracts	37,868,788.82	24,591,188.45	53.99	115,497,544.79	70,932,697.12	62.83
Payments on supplementary contracts with life contingencies	73,218.00	65,497.80	11.79	220,623.58	280,474.90	(21.34)
Total benefit expenses	$ 65,916,432.75	$ 46,560,653.54	41.57	$ 181,571,535.39	$ 132,330,618.20	37.21

Commissions	$ 8,784,942.02	$ 8,066,158.09	8.91	$ 25,777,011.40	$ 23,478,395.75	9.79
General insurance expenses and taxes	8,223,279.85	7,186,361.58	14.43	24,041,975.24	22,343,333.20	7.60
Increase in loading on deferred and uncollected premiums	(768,210.63)	(826,520.00)	7.05	(4,573,488.98)	(3,131,363.00)	(46.05)
Net transfers to or (from) Separate Accounts	0.00	0.00	N/A	0.00	0.00	N/A
Other deductions	0.00	0.00	N/A	107.96	105.49	2.34
Total operating expenses	$ 16,240,011.24	$ 14,425,999.67	12.57	$ 45,245,605.62	$ 42,690,471.44	5.99

Federal and Foreign Income Taxes Incurred	2,696,011.00	2,610,000.00	3.30	9,273,251.00	9,175,000.00	1.07

Net gain from operations before realized capital gains or (losses)	$ (1,816,904.04)	$ 6,013,376.65	(130.21)	$ 5,378,863.81	$ 18,401,496.82	(70.77)

Net realized gains or (losses) net of capital gains tax	(1,000,053.84)	(2,151,482.68)	53.52	320,549.83	(1,049,717.70)	130.54

Net Income (Statutory)	$ (2,816,957.88)	$ 3,861,893.97	(172.94)	$ 5,699,413.64	$ 17,351,779.12	(67.15)

* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance
Commissioners and filed with the appropriate regulatory bodies.

2005 Third-Quarter Supplement

The Cincinnati Life Insurance Company
Expenses as a Percentage of Premium

(In millions)	Three months ended								Six months ended		Nine months ended
	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004	9/30/2004	6/30/2004	3/31/2004	6/30/2005	6/30/2004	9/30/2005	9/30/2004
Gross Written Premiums		$66	$64	$62	$74	$54	$59	$43	$126	$102	$192	$156
Bank Owned Life Insurance (BOLI) Adjustment		0	0	0	(10)	0	0	0	0	0	0	0
Adjusted Gross Written Premiums		$66	$64	$62	$64	$54	$59	$43	$126	$102	$192	$156

Insurance Expense		$7	$7	$7	$6	$6	$6	$7	$14	$13	$21	$19

Expense Ratio		10.3%	10.7%	10.9%	8.4%	11.5%	10.9%	15.3%	10.8%	12.7%	10.8%	12.3%
Expense Ratio based on Adjusted Gross Written Premium		10.3%	10.7%	10.9%	9.4%	11.5%	10.9%	15.3%	10.8%	12.7%	10.8%	12.3%

(In millions)	Years ended December 31,
	2004	2003	2002	2001	2000	1999
Gross Written Premiums	$230	$173	$244	$122	$157	$421
Bank Owned Life Insurance (BOLI) Adjustment	(10)	0	(34)	0	(20)	(303)
Adjusted Gross Written Premiums	$220	$173	$210	$122	$137	$118

Insurance Expense	$25	$25	$27	$25	$20	$19

Expense Ratio	11.1%	14.8%	10.9%	20.6%	12.9%	4.7%
Expense Ratio based on Adjusted Gross Written Premium	11.6%	14.8%	12.6%	20.6%	14.8%	15.7%

The Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarter amounts may not equal the full year as each is computed independently.

2005 Third-Quarter Supplement